EXHIBIT 10.2
                 FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT
                               (SERRAMONTE PLAZA)
     This First Amendment To Purchase and Sale Contract (this "Amendment") is entered into as of the 13th day of August, 1999, by and between SERRAMONTE PLAZA, a California limited partnership ("Seller"), and STRATEGIC ACQUISITION CORPORATION, a Delaware corporation ("Purchaser") with respect to an escrow established with Fidelity National Title Insurance Company.
     Reference is made to that certain Purchase and Sale Contract dated as of July 6, 1999 between Purchaser and Seller (the "Contract"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.
     Purchaser and Seller desire to amend the Contract pursuant to the terms set forth below.
     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contract is hereby amended as follows:
     PURCHASE PRICE.   For valuable consideration, the receipt and sufficiency
of which is hereby acknowledged, the Purchase Price is hereby reduced by the sum of Sixty One Thousand Three Hundred Seventy Five and no/100 Dollars ($61,375.00), from $20,150,000.00 to $20,088,625.00.
     EXPIRATION OF FEASIBILITY PERIOD/WAIVER OF CONTINGENCIES/ADDITIONAL DEPOSIT. Purchaser acknowledges that the Feasibility Period has expired and Purchaser waives all contingencies set forth in Section 5 and 6 (except as set forth in Purchaser's August 5, 1999 title objection letter to Seller and Escrow Agent) relating thereto. Escrow Agent acknowledges that it has agreed to satisfy all of the title objections set forth in the title objection letter. In addition, Purchaser acknowledges that Purchaser shall deliver to the Escrow Agent the Additional Deposit in the amount of $100,000.00 on or before the close of business on August 16, 1999.
     CLOSING DATE. The Closing Date shall occur on September 13, 1999 (subject to Seller's right to extend the Closing Date for up to ten (10) days under the terms of Section 7.1.2 of the Agreement). Notwithstanding the foregoing, if Lender has not given its consent and approval to the matters set forth in
Section 4.2 and Section 9.1.4 (loan assumption, release of Seller, transfer of title) on or before September 9, 1999, Seller and/or Purchaser shall have the right to cause the Closing Date to be extended for an additional period not to exceed fifty-three (53) days (e.g., until no later than November 15, 1999) in order to obtain said consent and approval; provided, however, that Purchaser's right to elect such extension is conditioned on Purchaser having submitted the application and the application fee to Lender no later than August 18, 1999 (provided that Seller has delivered to Purchaser a signed copy of the application together with all information Seller is required to provide thereunder by August 17, 1999), and Purchaser having thereafter been proceeding diligently and in good faith to obtain said consent and approval of Lender (as determined by Seller in its reasonable discretion).

     ALLOCATION OF REPLACEMENT RESErvE CLAIM. Seller has submitted a claim for reimbursement of funds from the replacement reserve, which funds may or may not be delivered prior to the Closing Date. Purchaser acknowledges that said funds, whenever reimbursed, shall be the sole property of Seller. Consequently,
Section 7.1.3 is amended to add a Section 7.1.3.1 to read as follows:
"Purchaser acknowledges that on July 7, 1999, Seller requested reimbursement from Lender in the amount of $194,000.00 for capital expenditures, tenant improvements and leasing costs which have been incurred in connection with the Property and paid by Seller during the last year, said reimbursement to be paid by Lender out of the replacement reserve as governed by the Loan documents. Purchaser and Seller hereby agree that, if prior to the Closing Date, Lender has not yet reimbursed Seller pursuant to Seller's request, Seller shall nevertheless remain entitled to such reimbursement, and Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all reasonable efforts by Seller to collect such reimbursement, and to promptly deliver to Seller such reimbursement if paid by Lender directly to Purchaser.
     RELEASE PARCELS. Exhibit C is hereby amended to include the following parcel: Lot 8, Block 58, as shown on that certain Map entitled "RESUBDIVISION OF LOT 2, BLOCK 58, SERRAMONTE UNIT NO. 13 VOL. 72 OF MAPS, PAGES 1 & 2, DALY CITY, SAN MATEO COUNTY, CALIFORNIA," filed in the office of the recorder of the County of San Mateo, State of California, on March 04, 1975, in Book 86 of Maps at page(s) 46 & 47. Assessor's Parcel No.: 091-541-170. Exhibit C, as amended, is attached hereto and made a part hereof, and hereby replaces in its entirety Exhibit C to the Contract.
     1. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original.
     2. Except as expressly modified hereby, all terms and conditions of the Contract remain unmodified and in full force and effect.
            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Seller, Purchaser and Assignee have entered into this Amendment as of the date written above.
     "SELLER"

          SERRAMONTE PLAZA, a California limited partnership
By:  GP Services XVII, Inc., a South Carolina corporation, Its General Partner
                                   By:_______________________________
          Its _________________________
 "PURCHASER"
          STRATEGIC ACQUISITION CORPORATION, a Delaware corporation By:_____________________________________
               Its:_______________________________
"ESCROW AGENT"
FIDELITY NATIONAL TITLE INSURANCE COMPANY
By:_____________________________________
     Its:_______________________________


"BROKER"

TC NORTHERN CALIFORNIA, INC.

By:_____________________________________
     Its:_______________________________

                                   EXHIBIT C

                 [PORTION OF PROPERTY TO BE PARTIALLY RELEASED]
     All that certain land situated in San Mateo County, California described as follows:
PARCEL I:
Lots 4, 6, 8, 10, 17 and 18, Block 58, as shown on that certain Map entitled, "RESUBDIVISION OF LOT 2, BLOCK 58, SERRAMONTE UNIT NO. 13 VOL. 72 OF MAPS, PAGES 1 & 2, DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the recorder of the County of San Mateo, State of California, on March 04, 1975 in Book 86 of Maps at page(s) 46 & 47.
EXCEPTING THEREFROM all buildings and improvements of any nature located on aforesaid Lots 4, and 18, Block 58, as granted in the Deed from Crocker Land Company, to Citizens Savings and Loan Association, a California corporation, recorded January 17, 1977, in Book 7358, Page 221, Official Records.
Assessors Parcel No: 091-541-130/ Joint Plant No.: 086-046-058-0004t
091-541-150/ Joint Plant No: 086-046-058-0006t
091-541-170/ Joint Plant No: 086-046-058-0009t
091-541-190/ Joint Plant No: 086-046-058-0010t
091-541-260/ Joint Plant No: 086-046-058-0017t
091-541-270/ Joint Plant No: 086-046-058-0018t
PARCEL III:
Parcel B, as shown on that certain Map entitled, "PARCEL MAP BEING A RESUBDIVISION OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED "RESUBDIVISION OF LOT 2, BLOCK 58, SERRAMONTE UNIT NO. 13" RECORDED MARCH 4, 1975 IN BOOK 86 OF MAPS AT PAGES 46 AND 47, SAN MATEO COUNTY RECORDS, DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of San Mateo County, State of California on June 1, 1977 in Book 37 of Parcel Maps at page 11. Assessors Parcel No: 091-541-320/ Joint Plant No: 086-046-058-0011t.